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Exhibit 10.13

CONSENT TO SUBSTITUTION OF PARTY

        This substitution of parties ("Agreement") is effective this 11 day of May, 2005, among The Regents of the University of California ("The Regents"), a California corporation, having its statewide administrative offices as 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200; Osmotics Corporation ("Osmotics"), a Colorado corporation, having a principal place of business at 1444 Wazee Street, Suite 210, Denver Colorado 80202; and Osmotics Pharma, Inc. ("Osmotic Pharma") a Colorado corporation, having a principal place of business at 1444 Wazee Street, Suite 210, Denver Colorado 80202.

BACKGROUND

        A.    The Regents and Osmotics entered into an Exclusive License Agreement effective June, 28, 2000 (UC Control No. 2000-03-0672), entitled Lipids for Epidermal Moisturation and Repaire of Barrier Function ("Exclusive License Agreement"), wherein Osmotics was granted certain rights.

        B.    Osmotics desires that Osmotics Pharma be substituted as Licensee (defined in the Exclusive License Agreement) in place of Osmotics, and The Regents is agreeable to such substitution.

        C.    Osmotics Pharma has read the Exclusive License Agreement and agrees to abide by its terms and conditions.

        The parties agree as follows:

        1.     Osmotics Pharma assumes all liability and obligations under the Exclusive License Agreement and is bound by all its terms in all respects as if it were the original Licensee of the Exclusive License Agreement in place of Osmotics.

        2.     Osmotics Pharma is substituted for Osmotics, provided that Osmotics Pharma assumes all liability and obligations under the Exclusive License Agreement as if Osmotics Pharma were the original party named as Licensee as of the effective date of the Exclusive License Agreement.

        3.     The Regents releases Osmotics from all liability and obligations under the Exclusive License Agreement arising before or after the effective date of this Agreement.

        The parties have executed this Agreement in triplicate originals by their respective authorized officers on the following day and year.

OSMOTICS CORPORATION		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
By:	/s/ FRANCINE E. PORTER (Signature)	By:	/s/ JOHN SHIH
Name:	Francine E. Porter (Please Print)	Name:	JOHN SHIH, Ph.D.
Title:	President	Title:	Business Development and Intellectual Property Management Office of Technology Transfer
Date:	5/05/05	Date:	5/11/05
OSMOTICS PHARMA, INC.
By:	/s/ STEVEN PORTER (Signature)
Name:	Steven Porter (Please print)
Title:	CEO
Date:	5/05/05

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  Exhibit 10.13
CONSENT TO SUBSTITUTION OF PARTY
BACKGROUND